UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2016

Karyopharm Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36167	26-3931704
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, MA		02459
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Karyopharm Therapeutics Inc. (the “Company”) held its Annual Meeting of Stockholders on June 16, 2016. The following is a summary of the matters voted on at that meeting.

1.	The Company’s stockholders elected Garen G. Bohlin, Mikael Dolsten, M.D., Ph.D. and Michael G. Kauffman, M.D., Ph.D. as class III directors to serve until the 2019 Annual Meeting of Stockholders, each such director to hold office until his successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such class III directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Garen G. Bohlin	25,233,364	285,195	5,142,363
Mikael Dolsten, M.D., Ph.D.	25,492,384	26,175	5,142,363
Michael G. Kauffman, M.D., Ph.D.	25,502,284	16,275	5,142,363

2.	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
30,597,320	62,502	1,100	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: June 17, 2016	By:	/s/ Christopher B. Primiano
Christopher B. Primiano
Senior Vice President, Corporate Development, General Counsel and Secretary